Exhibit 99.1 Chart Industries 2019 Investor Day November 14, 2019Exhibit 99.1 Chart Industries 2019 Investor Day November 14, 2019

Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as may, will, should, could, expects, anticipates, believes, projects, forecasts, “outlook,” “guidance,” continue, or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results todiffer materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the Company’s ability to successful integrate recent acquisitions, and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward- looking statement. This presentation contains non-GAAP financial information. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com. 2019 Chart Industries Investor Day 2Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as may, will, should, could, expects, anticipates, believes, projects, forecasts, “outlook,” “guidance,” continue, or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results todiffer materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the Company’s ability to successful integrate recent acquisitions, and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward- looking statement. This presentation contains non-GAAP financial information. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com. 2019 Chart Industries Investor Day 2

Today’s Agenda 10:00am 12:00pm Presentation Lunch Our Team 12:45pm Safety Training Our Company 1:00pm Facility Tour Our Future 2:00pm Return to Charmant Q&A All times Central time zone. 2019 Chart Industries Investor Day 3Today’s Agenda 10:00am 12:00pm Presentation Lunch Our Team 12:45pm Safety Training Our Company 1:00pm Facility Tour Our Future 2:00pm Return to Charmant Q&A All times Central time zone. 2019 Chart Industries Investor Day 3

Safety Case Study: Box Cutter Usage

Overview of the situation

On May 10th, 2019, a fan shop employee was using a box cutter to cut the carboard cylinder containing bondo material. In this process, employee was cutting towards himself, and the box cutter sliced through the cylinder. The forward momentum of the box cutter caused employee to puncture left forearm.







Corrective Actions Taken

- Use of box cutters in this area has been eliminated. Replaced operation with a material dispenser.
- Stand-down for proper cutting technique was conducted in every department plant wide.

Preventive Actions Taken

- Assessed Box cutter usage plant wide. Identified 19 total areas.
- All box cutters are being replaced with a safer version either auto retracting or concealed version.

Material Dispenser



Safe Cutting Tools



Safety | Customer Orientation | Strong Work Ethic | Have Fun

4 Key Themes

2019 Chart Industries Investor Day | 4

Our Team 2019 Chart Industries Investor Day 5Our Team 2019 Chart Industries Investor Day 5

Our Leadership Team Jill Evanko CEO Since 2017 Segment Presidents Functional Hans Lonsain Grady Walker Joe Belling Brad Aaron Bridges Gerry Vinci Herb John Bishop Scott Merkle D&S East D&S West E&C Cryogenics Babineaux Commercial CHRO Hotchkiss COO CAO E&C FinFans General Counsel Since 2005 Since 2017 Since 1999 Since 2010 Since 2005 Since 2010 Since 2016 Since 2019 Since 2019 2019 Chart Industries Investor Day 6Our Leadership Team Jill Evanko CEO Since 2017 Segment Presidents Functional Hans Lonsain Grady Walker Joe Belling Brad Aaron Bridges Gerry Vinci Herb John Bishop Scott Merkle D&S East D&S West E&C Cryogenics Babineaux Commercial CHRO Hotchkiss COO CAO E&C FinFans General Counsel Since 2005 Since 2017 Since 1999 Since 2010 Since 2005 Since 2010 Since 2016 Since 2019 Since 2019 2019 Chart Industries Investor Day 6

Our Company 2019 Chart Industries Investor Day 7Our Company 2019 Chart Industries Investor Day 7

Our Transformation Since June 2018 2H 2018 2019 Commercial Global Commercial Team 2 LTAs 3 MOUs 2 IG LTAs Investment Ornago LNG Vehicle Tanks Acquisition La Crosse BAHX Divestiture Acquisition Internal Hyderabad Chart Business Re-segment Businesses 80/20 Initiatives Strategic Sourcing Footprint Consolidation Engineering Services 2019 Chart Industries Investor Day 8Our Transformation Since June 2018 2H 2018 2019 Commercial Global Commercial Team 2 LTAs 3 MOUs 2 IG LTAs Investment Ornago LNG Vehicle Tanks Acquisition La Crosse BAHX Divestiture Acquisition Internal Hyderabad Chart Business Re-segment Businesses 80/20 Initiatives Strategic Sourcing Footprint Consolidation Engineering Services 2019 Chart Industries Investor Day 8

Leading Supplier of Mission Critical Equipment

CHART
Cooler By Design.

Distribution & Storage



East
- Bulk and packaged gas cryogenic solutions for storage, distribution, vaporization, and application of industrial gases (N_2, O_2, Ar and CO_2)
- Cryogenic solutions for storage, distribution, regasification, and use of LNG
- Integrated systems for custom, application-focused cryogenic storage solutions



West
- Bulk and packaged gas cryogenic solutions for the storage, distribution, vaporization, and application of industrial gases (N_2, O_2, Ar and CO_2)
- Cryobiological products for storage of biological materials for medical, pharma, research, veterinary and other markets
- Cryogenic solutions for the storage, distribution, regasification, and use of LNG

Energy & Chemical



Cryogenics
- Brazed Aluminum Heat Exchangers (BAHX) and Cold Boxes
- Integrated systems and aftermarket services for gas processing, LNG, refining and petrochemical, power and general industrial applications
- Leader in technological advancements and system engineering


CHART

FinFans
- Air Cooled Heat Exchangers (ACHX) and High Efficiency Flow Fans for multiple applications
- Systems and aftermarket services for the for the energy, power, and general industrial end markets
- Leader in technological advancements and system engineering

Global Commercial Team

	East	West	Cryogenics	FinFans
2019 Revenue*	$295	$460	$210	$524
Gross Margin**	24%	33%	18%	31%

*in millions, 2019 revenue guidance midpoint, Includes $149M of 1H2019 AXC revenue.
**Adjusted Q3 2019 Gross Margin

2019 Chart Industries Investor Day | 9

Broadest Product Offering for Industrial Gas and Energy

CHART Cooler By Design.

● D&S ● E&C ● Biomedical

	Exploration, Production & Pipeline	Treatment	Processing / Liquefaction	Transportation	Storage	Regasification	Lifecycle Services	Value Proposition / Application
Industrial Gas			• ACHX • Cold Boxes • BAHX • Engineered Tanks • VJ Pipe • AirSep On-Site Gen	• Orca Microbulk • Trailers • Rail Cars • ISO Containers • Stainless Steel Shippers • Aluminum Shippers	• Engineered Tanks • Standard Bulk • Specialty Bulk • VJ Pipe • Stainless Freezers • Military LOX Storage	• Ambient Vaporizers • Powered Vaporizers	• Installation & Startup • Support & Training • Process Optimization • Shop Repair/Refurb	• N2 Dosing • GeN2 • CO2 Beverage • Packaged Gas Cylinders • Dewars & Filling Systems • Engineered Systems • Lifescience Storage • AI Storage
Energy	• ACHX (Oil & Gas Offshore)	• ACHX (Oil Refining & PetroChem) • NRUs • BAHX	• ACHX (Oil Refining & PetroChem) • Cold Boxes • BAHX • Engineered Tanks • VJ Pipe	• Trailers • Rail Cars • ISO Containers	• Engineered Tanks • Standard Bulk	• Ambient Vaporizers • Powered Vaporizers • ACHX (Power) • Fans	• Installation & Setup • Support & Training • Process Optimization	• IPSMR & Licensing • On-Vehicle Tanks • Tender Cars • Fueling Stations
Biomedical			• O2 Stationary Conc. • O2 Portable Conc.	• Stainless Shippers • Aluminum Shippers	• Stainless Freezers • LOX Cylinders • LOX Portables			• Mil. Medical Conc. • O2 Therapy • Lifescience Storage • Aluminum Storage

2019 Chart Industries Investor Day | 10

CHART
Cooler By Design.

Broadest Product Offering for Industrial Gas and Energy

● D&S ● E&C

	Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Regasification	Lifecycle Services	Value Proposition / Application
Industrial Gas			• ACHX • Cold Boxes • BAHX • Breech Lock HX* • Engineered Tanks • VJ Pipe	• Orca Microbulk • Trailers* • Rail Cars • ISO Containers • Stainless Steel Shippers* • Aluminum Shippers*	• Engineered Tanks* • Standard Bulk* • Specialty Bulk* • VJ Pipe* • Stainless Freezers* • Liquid Helium Products* • Valves*	• Ambient Vaporizers* • Powered Vaporizers*	• Installation & Startup • Support & Training • Process Optimization* • Shop Repair/Refurb*	• N2 Dosing • GeN2 • CO2 Beverage • Packaged Gas Cylinders* • Dewars & Filling Systems* • Engineered Systems* • Lifescience Storage* • AI Storage*
Energy	• ACHX (Oil & Gas Offshore) • ACHX Upstream Gathering & Comp** • Shell & Tube HX* • ACHX Midstream Processing & Transportation**	• ACHX (Oil Refining & PetroChem)** • NRUs • BAHX • Shell & Tube HX*	• ACHX (Oil Refining & PetroChem)** • Cold Boxes • BAHX • Shell & Tube HX* • Reactors & Pressure Vessels* • Engineered Tanks • VJ Pipe • Valves*	• Trailers • Rail Cars • ISO Containers	• Engineered Tanks* • Standard Bulk* • Valves*	• Ambient Vaporizers* • Powered Vaporizers* • ACHX (Power) • Fans	• Installation & Setup • Support & Training • Process Optimization*	• IPSMR & Licensing • On-Vehicle Tanks* • Tender Cars • Fueling Stations

VRV
A Chart Industries Company
*Acquisition of VRV

AXC
**Acquisition of AXC

2019 Chart Industries Investor Day | 11

E&C Cryogenics Product Portfolio

Brazed Aluminum Heat Exchanger



Cold Boxes



Nitrogen Rejection Units (NRU)



Specialty Pressure & Heat Transfer Equipment



Integrated Energy Systems (with E&C FinFans)



FEMA Valve Portfolio



Lifecycle / Aftermarket



2019 Chart Industries Investor Day | 12

E&C FinFans Product Portfolio

Air Cooled Heat Exchangers		High Efficiency Fans	Lifecycle / Aftermarket
Horizontal	Vertical		

Air Cooled Heat Exchangers

Horizontal






Superior Design & Engineering

Vertical


CHART

High Efficiency Fans




Computational Fluid Dynamics



Lifecycle / Aftermarket





2019 Chart Industries Investor Day | 13

CHART
Cooler By Design.

D&S West Product Portfolio

Trailers



ISO Containers


CHART

Bulk Tanks



Vaporizers



Perma-Cyl (Micro Bulk)



Dosers



CryoBiological



Fueling Stations



Lifecycle / Aftermarket

chartparts.com

HLNG



LNG by Rail



Orca



2019 Chart Industries Investor Day | 14

D&S East Product Portfolio Trailers ISO Containers Bulk Tanks Vaporizers Perma-Cyl (Micro Bulk) Marine Applications Fueling Stations Flow Meters Orca Lifecycle / Aftermarket 2019 Chart Industries Investor Day 15D&S East Product Portfolio Trailers ISO Containers Bulk Tanks Vaporizers Perma-Cyl (Micro Bulk) Marine Applications Fueling Stations Flow Meters Orca Lifecycle / Aftermarket 2019 Chart Industries Investor Day 15

Acquisitions Complete Global Diversification Strategy September 2017 November 2018 July 2019 1. Establish ACHX Content 2. Build Global Footprint 3. Complete the Portfolio • Strong ACHX position in • Complementary European • Upstream / Midstream ACHX downstream / footprint complement to Hudson petrochemical / LNG • India and SE Asia markets • Limited customer overlap • Fans adds end market diversification • Highly synergistic • Highly synergistic (revenue / cost out) (cost out) • Strategic competitor • Strategic competitor 2019 Chart Industries Investor Day 16Acquisitions Complete Global Diversification Strategy September 2017 November 2018 July 2019 1. Establish ACHX Content 2. Build Global Footprint 3. Complete the Portfolio • Strong ACHX position in • Complementary European • Upstream / Midstream ACHX downstream / footprint complement to Hudson petrochemical / LNG • India and SE Asia markets • Limited customer overlap • Fans adds end market diversification • Highly synergistic • Highly synergistic (revenue / cost out) (cost out) • Strategic competitor • Strategic competitor 2019 Chart Industries Investor Day 16

Industry Leading Brands E&C FinFans D&S East D&S West E&C Cryogenics 2019 Chart Industries Investor Day 17 Legacy Acquired (Pre-Sept. 2017)Industry Leading Brands E&C FinFans D&S East D&S West E&C Cryogenics 2019 Chart Industries Investor Day 17 Legacy Acquired (Pre-Sept. 2017)

We Serve 2,000 + Globally Diversified Customers 2019 Chart Industries Investor Day 18We Serve 2,000 + Globally Diversified Customers 2019 Chart Industries Investor Day 18

Our Future 2019 Chart Industries Investor Day 19Our Future 2019 Chart Industries Investor Day 19

Our Focused Strategy

CHART
Cooler By Design.



E
A
1. Market Trends
D
2. Profitable Growth
B
C

Community & Employees
- Environmental, Social & Governance
- Building capabilities to support other strategic pillars
- Branding

Broadest Product Offering for Industrial Gas & Energy
- Application and Customer Expansion
- Cryo-pump opportunity
- Repair & Service
- Specialty Markets

Thinking Disruptive
- Alternative business models
- Smart products (IOT)

Innovative Solutions
- Upfront Engineering
- Partnerships for new turnkey solutions
- Retrofit for efficiencies existing brownfield sites

Margin Expansion
- Strategic location manufacturing
- International manufacturing for traditional US products
- 80/20
- Strategic sourcing

2019 Chart Industries Investor Day | 20

Market Trends

CHART
Cooler By Design.



A
B
C
D
E
1. Market Trends
2. Profitable Growth

Broadest Product Offering for Industrial Gas & Energy

- Application and Customer Expansion
- Cryo-pump opportunity
- Repair & Service
- Specialty Markets

Innovative Solutions

- Upfront Engineering
- Partnerships for new turnkey solutions
- Retrofit for efficiencies existing brownfield sites

Margin Expansion

- Strategic location manufacturing
- International manufacturing for traditional US products
- 80/20
- Strategic sourcing

Thinking Disruptive

- Alternative business models
- Smart products (IOT)

Community & Employees

- Environmental, Social & Governance
- Building capabilities to support other strategic pillars
- Branding

2019 Chart Industries Investor Day | 21

Macro Trends Driving Our Business Sustainability Energy Transition Population Growth • 7 million people / year die • Nearly 1 billion people live • Water scarcity impacts 40% of from air pollution without electricity the world’s population • Reducing annual CO • Global power demand to • Over 33% of the world’s food 2 emissions from 33 to 18 billion increase 40% by 2035 and is wasted tons 85% by 2050, led by Asia • US is 4% of global population, but #1 waste producer 2019 Chart Industries Investor Day 22Macro Trends Driving Our Business Sustainability Energy Transition Population Growth • 7 million people / year die • Nearly 1 billion people live • Water scarcity impacts 40% of from air pollution without electricity the world’s population • Reducing annual CO • Global power demand to • Over 33% of the world’s food 2 emissions from 33 to 18 billion increase 40% by 2035 and is wasted tons 85% by 2050, led by Asia • US is 4% of global population, but #1 waste producer 2019 Chart Industries Investor Day 22

Macro Trends Driving Our Business Energy Transition Population Growth Sustainability Regulatory Drivers • Paris Agreement • LNG by Rail • IMO 2020 • Subsidies / economic drivers • Emissions Standards • Shift to “Gas economy” (i.e. India) 2019 Chart Industries Investor Day 23Macro Trends Driving Our Business Energy Transition Population Growth Sustainability Regulatory Drivers • Paris Agreement • LNG by Rail • IMO 2020 • Subsidies / economic drivers • Emissions Standards • Shift to “Gas economy” (i.e. India) 2019 Chart Industries Investor Day 23

Gas-to-Power What we are seeing today What’s coming tomorrow Where we play • Large scale solutions for gas-to-power Strong policy push to replace coal / diesel Gas generation growth continues through 2035 projects with gas / renewables as stable baseload and dispatchable capacity provider • LNG storage, regassification, vaporizers SE Asia power demand growing by 2/3 through 2040 – local gas supply not enough • Turnkey small scale solutions for Solar and wind will gain share in power generation ~230 MTPA remote power New Regas Capacity, 2019-2023 Planned Announced • Peak-shaving and utility scale • Solutions for surplus LNG which ASIA ME EUR SAM AF OCE CARIB FSU LNG complements solar and wind power generation improve project returns (truck bays, • Naturally intermittent sources which require backup trailers, marine bunkering) Increasing power needed in remote (and undersupplied) areas Demand for turnkey power solutions: • Regassification • Remote LNG stations • Virtual pipelines Source: IEA, McKinsey Energy Insights, GlobalData, 2019 Chart Industries Investor Day 24 Shell 2019 LNG Outlook.Gas-to-Power What we are seeing today What’s coming tomorrow Where we play • Large scale solutions for gas-to-power Strong policy push to replace coal / diesel Gas generation growth continues through 2035 projects with gas / renewables as stable baseload and dispatchable capacity provider • LNG storage, regassification, vaporizers SE Asia power demand growing by 2/3 through 2040 – local gas supply not enough • Turnkey small scale solutions for Solar and wind will gain share in power generation ~230 MTPA remote power New Regas Capacity, 2019-2023 Planned Announced • Peak-shaving and utility scale • Solutions for surplus LNG which ASIA ME EUR SAM AF OCE CARIB FSU LNG complements solar and wind power generation improve project returns (truck bays, • Naturally intermittent sources which require backup trailers, marine bunkering) Increasing power needed in remote (and undersupplied) areas Demand for turnkey power solutions: • Regassification • Remote LNG stations • Virtual pipelines Source: IEA, McKinsey Energy Insights, GlobalData, 2019 Chart Industries Investor Day 24 Shell 2019 LNG Outlook.

Marine What we are seeing today What’s coming tomorrow Where we play Growing LNG-Powered Fleet (~10% of total) • Ship fuel systems including Global Fleet: 4,600 1% Hydrogen 10% In Operation On Order LNG Ready permanent tanks and LPG/Methanol LNG/LNG Ready 8% ISO containers Battery Scrubber • Fully-engineered marine bunkering 81% Wind and Solar solutions, both temporary (truck supply) and permanent (liquefaction) • Multiple manufacturing locations throughout Europe and Asia to 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 service growing demand Demand for Infrastructure Biofuels Ammonia (1) LNG Marine Bunkering $10B By 2023 Source: DNV GL, SEA/LNG, and Mordor Intelligence 2019 Chart Industries Investor Day 25 (1) In 2018 the Global Bunker Fuel Market was $150B. 96 34 118 53 143 80 170 35 112 170 79 123 170 148 139 170 173 141 170 178 141 170 181 141 170 183 141Marine What we are seeing today What’s coming tomorrow Where we play Growing LNG-Powered Fleet (~10% of total) • Ship fuel systems including Global Fleet: 4,600 1% Hydrogen 10% In Operation On Order LNG Ready permanent tanks and LPG/Methanol LNG/LNG Ready 8% ISO containers Battery Scrubber • Fully-engineered marine bunkering 81% Wind and Solar solutions, both temporary (truck supply) and permanent (liquefaction) • Multiple manufacturing locations throughout Europe and Asia to 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 service growing demand Demand for Infrastructure Biofuels Ammonia (1) LNG Marine Bunkering $10B By 2023 Source: DNV GL, SEA/LNG, and Mordor Intelligence 2019 Chart Industries Investor Day 25 (1) In 2018 the Global Bunker Fuel Market was $150B. 96 34 118 53 143 80 170 35 112 170 79 123 170 148 139 170 173 141 170 178 141 170 181 141 170 183 141

Over-the-Road

What we are seeing today

LNG Trucks (EUR)



6,500
5,500
4,000
1,532
2016
2017
2018
Current

LNG Stations (EUR)



229
155
100
50
2016
2017
2018
Current

Note: Shell/NGVA estimate 280,000 LNG trucks by 2030. NGVA estimates 2,000 LNG stations by 2030.

Hydrogen



LNG/CNG



Source: NGVA Europe and Shell 2019 LNG Outlook

What's coming tomorrow

Continued LNG and Hydrogen transportation and infrastructure network development in countries such as India and Japan

Biofuels



Electric



Algae



CHART

Where we play

- LNG vehicle tanks – LTAs with multiple truck manufacturers
- Fueling infrastructure including fueling stations and LNG truck trailers
- Global service and repair footprint to service customers

2019 Chart Industries Investor Day | 26

Rail

What we are seeing today

Florida East Coast Rail



Select Florida and Alaska RR using LNG

Alaska Railroad



Broader US LNG by Rail

- Trump issued executive order in April 2019
- Debate continues regarding benefits vs. potential safety concerns

International LNG by Rail

- Europe, Russia and Canada have been using LNG by rail for years
- China National Offshore Oil Corporation piloting LNG by rail (ISO tank solution)

Source: Mordor Intelligence

What's coming tomorrow

Hydrogen Trains




breeze

Where we play

- LNG and hydrogen fuel tenders and ISO tanks
- Chart is the most accomplished supplier of cryogenic / LNG tank solutions and LNG fuel tenders

Chart Innovations in LNG by Rail



ISO Container Style LNG Fuel Tender



Tank Car Style LNG Fuel Tender



Cryogenic Tank Car: Europe

2019 Chart Industries Investor Day | 27

Treatment for Clean Water What we are seeing today What’s coming tomorrow Where we play Growing populations pressuring existing water Middle East and Asia, facing water scarcity, • Engineering and manufacturing of treatment systems turning to desalination turnkey cryogenic liquid oxygen • 34 billion gallons of wastewater daily in US storage systems •CO systems needed for pH balancing 2 (1) • % Municipal and industrial wastewater treated • Engineering and manufacturing of § High income countries 70% turnkey systems to store and re- § Middle income countries 30% gasify liquid CO 2 § Low income countries 10% • FEED studies and full system More stringent regulatory issues, increasing engineering for cryogenic treatment environmental concerns solutions Ozone for Disinfection • Bulk storage tanks and vaporizers Liquid oxygen being used to generate oxygen / ozone for disinfection (Chart pictured) Liquid oxygen system (Duchense, UT) Carbonic Acid (CO ) for pH Balancing 2 Water treatment plant utilizing CO to 2 adjust the pH levels of water after disinfection process (Chart pictured) System to store / regasify CO (GA) 2 2019 Chart Industries Investor Day 28 (1) Source: United Nations Water Development Report 2017.Treatment for Clean Water What we are seeing today What’s coming tomorrow Where we play Growing populations pressuring existing water Middle East and Asia, facing water scarcity, • Engineering and manufacturing of treatment systems turning to desalination turnkey cryogenic liquid oxygen • 34 billion gallons of wastewater daily in US storage systems •CO systems needed for pH balancing 2 (1) • % Municipal and industrial wastewater treated • Engineering and manufacturing of § High income countries 70% turnkey systems to store and re- § Middle income countries 30% gasify liquid CO 2 § Low income countries 10% • FEED studies and full system More stringent regulatory issues, increasing engineering for cryogenic treatment environmental concerns solutions Ozone for Disinfection • Bulk storage tanks and vaporizers Liquid oxygen being used to generate oxygen / ozone for disinfection (Chart pictured) Liquid oxygen system (Duchense, UT) Carbonic Acid (CO ) for pH Balancing 2 Water treatment plant utilizing CO to 2 adjust the pH levels of water after disinfection process (Chart pictured) System to store / regasify CO (GA) 2 2019 Chart Industries Investor Day 28 (1) Source: United Nations Water Development Report 2017.

Market Trends Complement Our Integrated Offering Gas-to-Power Marine Over-the-Road Rail Clean Water D&S East D&S West E&C Cryogenics E&C FinFans These 5 examples illustrate the opportunity for Chart’s integrated offering… but there are many more! 2019 Chart Industries Investor Day 29Market Trends Complement Our Integrated Offering Gas-to-Power Marine Over-the-Road Rail Clean Water D&S East D&S West E&C Cryogenics E&C FinFans These 5 examples illustrate the opportunity for Chart’s integrated offering… but there are many more! 2019 Chart Industries Investor Day 29

Broadest Product Offering

Cooler By Design.

Community & Employees
- Environmental, Social & Governance
- Building capabilities to support other strategic pillars
- Branding

Broadest Product Offering for Industrial Gas & Energy
- Application and Customer Expansion
- Cryo-pump opportunity
- Repair & Service
- Specialty Markets


E
A
1. Market Trends
2. Profitable Growth
D
B
C

Thinking Disruptive
- Alternative business models
- Smart products (IOT)

Innovative Solutions
- Upfront Engineering
- Partnerships for new turnkey solutions
- Retrofit for efficiencies existing brownfield sites

Margin Expansion
- Strategic location manufacturing
- International manufacturing for traditional US products
- 80/20
- Strategic sourcing

2019 Chart Industries Investor Day | 30

Global Infrastructure

Cooler By Design.



Liquefaction

Liquefaction can use Chart's IPSMR® technology, BAHX and ACHX in large scale or ssLNG plants, gas pre-treatment, nitrogen rejection and natural gas liquids recovery



Marine

Transportation, consumption, and bunkering of LNG by marine vessels using Chart's cryogenic storage tanks, LNG on-board ship fueling systems, Cold Box with vaporizers and internal piping



Transportation

LNG by truck uses Chart's HLNG cryogenic cylinder tanks; our trailers serve transportation needs



Fueling

Fueling stations for LNG, CNG and bio-gas vehicles using Chart's cryogenic storage tanks, vacuum insulated pipe, vaporizers, manifolds, control systems and LNG dispensers



Power

LNG is used for power generation using Chart's cryogenic storage tanks, Vacuum insulated pipe, vaporizers, manifolds and control systems

2019 Chart Industries Investor Day | 31

Small and Utility-Scale LNG: The List Keeps Growing



US / Canada

US East Coast
- Utility / peak gas capacity
- Marine fuel / bunkering

US West Coast / Other
- Utility / peak gas capacity

Canada
- Industrial / asphalt / mining / energy
- Gas / fuel for off-pipeline grid locations
- Power generation

Mexico
- Mining, power, general industrial
- Gas / fuel for off-pipeline grid locations

Europe / Russia
- Marine fuel / bunkering
- Over-the-road transport
- Refueling infrastructure

Caribbean
- Power generation
- Refueling infrastructure service/repair
- Marine fuel / bunkering

India
- Over-the-road transportation
- Refueling infrastructure (including LNG, CNG and LCNG)
- Regas / Power generation

South East Asia
- Vietnam: Regas / power gen, road transport
- Indonesia: Regas / power gen
- Malaysia and Thailand: Regas / power gen
- Philippines: Regas / power gen

China
- Road transportation
- Refueling infrastructure
- Industrial fuel supply

Attractive Market Fundamentals

- $650M revenue opportunity over the next 3 years
- Estimated 12-15% annual growth for next 10 years
- ssLNG solutions utilized globally for utility/power (remote and peak-shaving), marine bunkering, heavy duty transportation, and other applications

2019 Chart Industries Investor Day | 32

CASE STUDY

Shell Gibraltar

Gibraltar needed a solution to meet clean power generation, vehicle fueling, and vaporization needs.

Chart delivered a custom build solution including bulk storage, vacuum insulated piping, vaporization, loading arms, and a control and safety system.



Power Plant
LNG Terminal
LNG Vessel

	Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Regasification	Lifecycle Services	Value Proposition/ Application
Industrial Gas					• Engineered Tanks • Specialty Bulk • VJ Pipe • Valves	• Ambient Vaporizers • Powered Vaporizers	• Installation & Startup • Support & Training	• Engineered Systems
Energy					• Engineered Tanks • Valves			• Fueling Stations

● D&S ● E&C

2019 Chart Industries Investor Day | 33

CASE STUDY

NiCHe LNG's Towanda Facility

NiCHe LNG required a solution to capture surplus natural gas to provide to a wide range of customers from commercial and industrial users, local gas utilities and power generation facilities.

Chart delivered a custom pre-treatment, 50,000 GPD liquefaction unit, storage and truck loading facility.





	Exploration, Production & Pipeline	Treatment	Processing/ Liquefaction	Transportation	Storage	Regasification	Lifecycle Services	Value Proposition/ Application
Industrial Gas				• Trailers	• Engineered Tanks • Specialty Bulk • VJ Pipe • Valves	• Ambient Vaporizers • Powered Vaporizers	• Installation & Startup • Support & Training • Process Optimization	• Engineered Systems
Energy		• NRUs • BAHX • ACHX	• Cold Boxes • BAHX • Engineered Tanks • Valves	• Trailers	• Engineered Tanks • Standard Bulk • Valves	• Ambient Vaporizers • Powered Vaporizers	• Installation & Setup • Support & Training • Process Optimization	• Fueling Stations

● D&S ● E&C

NiCHe LNG is partnership between Dominion Energy and REV LNG.

2019 Chart Industries Investor Day | 34

ssLNG Order Opportunities

Number	Project	Chart Customer	Operator	Chart Content
1	Utility-scale project for U.S. East Coast	ODIN	Confidential	C50N
2	Utility-scale project for Northeast	ODIN	Confidential	C50N, 5x100k gallon storage
3	NorthEast Energy Center	ODIN	Liberty Energy	C250N and pretreatment
4	Philadelphia Gas Works Passyunk	ODIN	PGW	C120N
5	Nipigon Liquefaction	Nipigon	Nipigon	C85N, pretreatment, storage
6	Eagle LNG Jacksonville	Matrix Services	Eagle	IPSMR®, C550MR
7	Eagle Maxville	Eagle	Eagle	C120N
8	Eagle LNG Canada	Eagle	Eagle	C100N
9	Caribbean Power Project	Confidential	Confidential	Tanks
10	Brazil C450IMR plant	GasBridge	GasBridge	C450IMR and pretreatment
11	India LCNG Stations	AG&P	AG&P	6 LCNG stations
12	Mexico ssLNG terminal	Confidential	Confidential	C100N

Does not include full list of project opportunities. Opportunities represent possible projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution / delivery of definite documentation with customers.

2019 Chart Industries Investor Day | 35

Big LNG Order Opportunities

Number	Project	Chart Customer	Operator	Size	Chart Content
1 - BOOKED	Calcasieu Pass	BHGE	Venture Global	10 MTPA	18 cold boxes, BAHX
2 - BOOKED	Gimi (Tortue)	Black & Veatch	Golar	3.75 MTPA	4 cold boxes, BAHX
3	**Driftwood**	**Bechtel**	**Tellurian**	**27 MTPA (Phase 1 16 MTPA)**	**IPSMR®, cold boxes, BAHX, ACHX**
4 - 50% in BACKLOG	Magnolia	LNG Ltd	LNG Ltd	8.8 MTPA	Cold boxes, BAHX, core-in kettles
5	**Corpus Christi Stage Three**	**KBR**	**Cheniere**	**9.5 MTPA**	**IPSMR®, cold boxes, BAHX, ACHX**
6	Pointe LNG	EPC TBD	Pointe LNG	6 MTPA	IPSMR®, cold boxes, BAHX, ACHX
7	**Plaquemines**	**BHGE**	**Venture Global**	**20 MTPA**	**36 cold boxes, BAHX**
8	Corpus Christi Stage Four	TBD	Cheniere	2 trains at 4.5 MTPA each	Opportunity for: BAHX, ACHX, cold boxes
9	Ghandria	Black & Veatch	Golar	3.75 MTPA	4 cold boxes, BAHX
10	Freeport LNG Train 4	KBR	Freeport LNG	15 MTPA	BAHX on the feed gas pretreatment

Does not include full list of project opportunities. Opportunities represent possible large projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution / delivery of definite documentation with customers.

2019 Chart Industries Investor Day | 36

CASE STUDY

Big LNG: Elba Island

Elba Island was constructed as an LNG import terminal and regassification facility in 1972. With a natural gas surplus, Shell needed a solution to re-purpose the facility as an LNG export terminal.

Chart delivered a modular multi-train liquefaction system to meet their needs.





Elba Express
SLNG
Elba Liquefaction Company (ELC)
(Limited Liability Company)

	Exploration, Production & Pipeline	Treatment	Processing / Liquefaction	Transportation	Storage	Regasification	Lifecycle Services	Value Proposition / Application
Industrial Gas			• ACHX • Cold Boxes • BAHX • VJ Pipe • Valves				• Installation & Startup • Support & Training	• Engineered Systems
Energy		• BAHX	• Cold Boxes • BAHX				• Installation & Setup • Support & Training • Process Optimization	

● D&S ● E&C

2019 Chart Industries Investor Day | 37

Specialty Markets: Dynamic Growth

Market	End-use of Products	Potential Market Size[1]	Drivers of Size Opportunity
Food and Beverage	• Food preservation equipment • Nitrogen dosing equipment	\$500M	• Nitro-beverage changeover
Cannabis	• Liquid CO2 storage and supply / delivery systems • Used in grow houses, CBD oil extraction and packaging	\$250M	• Legalization of cannabis • Regulatory approval for CBD.
Industrial Lasers	• High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities	\$200M	• Uptime requirements in manufacturing • Reducing steps in production
Space	• Cryogenic liquid propellants are used as fuel for rocket propulsion	\$200M	• Proliferation of private space travel industry
Hydrogen	• H2 vehicle fueling stations, transport equipment and liquefaction storage at H2 production sites	\$500M	• Buildout of hydrogen fueling infrastructure • Development of "green hydrogen" industry
Water Treatment	• Improving water quality and wastewater reuse utilize liquid oxygen and CO2 in purification process	\$400M	• Regulation on water treatment • Population growth
-80° Freezers	• Medium-cold temperature applications typically served by mechanical freezers	\$400M	• Efficiency and energy consumption
Over-the-Road Trucking	• LNG as alternative fuel to diesel for heavy duty vehicles (lower emissions, engine noise, etc.)	\$750M	• Regulations

Source: Potential Market Size are Chart Management estimates.
(1) Reflects Total Addressable Market (TAM) for current and potential application of Chart technology and products.

2019 Chart Industries Investor Day | 38

CASE STUDY

Specialty Markets: Water Treatment

Clark County Nevada needed a liquid oxygen storage and regassification solution for oxygen supply used in ozone generation for water treatment (disinfection).

Chart delivered an engineered system equipped with liquid oxygen storage tanks and vaporizers for regasification to deliver the oxygen supply.





	Exploration, Production & Pipeline	Treatment	Processing / Liquefaction	Transportation	Storage	Regasification	Lifecycle Services	Value Proposition / Application
Industrial Gas			● VJ Pipe ● Valves		● Standard Bulk ● Valves	● Ambient Vaporizers ● Powered Vaporizers	● Installation & Startup ● Support & Training ● Process Optimization	● Engineered Systems
Energy			● Engineered Tanks ● Valves		● Standard Bulk ● Valves	● Ambient Vaporizers ● Powered Vaporizers	● Installation & Setup ● Process Optimization	

● D&S ● E&C

2019 Chart Industries Investor Day | 39

Aftermarket Evolution and Roadmap YE 2021 Aftermarket Target sales as a % 21.0% of total sales Since 2017, M&A helped us transform the aftermarket business… 15.4% E&C FinFans E&C Cryo D&S East D&S West 13.8% 13.5% 2017 2018 Q3 2019 2021 …Along with organic capital investment 2019 Chart Industries Investor Day 40 Note: Maps not to scale.Aftermarket Evolution and Roadmap YE 2021 Aftermarket Target sales as a % 21.0% of total sales Since 2017, M&A helped us transform the aftermarket business… 15.4% E&C FinFans E&C Cryo D&S East D&S West 13.8% 13.5% 2017 2018 Q3 2019 2021 …Along with organic capital investment 2019 Chart Industries Investor Day 40 Note: Maps not to scale.

Innovative Solutions

Community & Employees
- Environmental, Social & Governance
- Building capabilities to support other strategic pillars
- Branding

Broadest Product Offering for Industrial Gas & Energy
- Application and Customer Expansion
- Cryo-pump opportunity
- Repair & Service
- Specialty Markets



E
A
1. Market Trends
2. Profitable Growth
D
B
C

Thinking Disruptive
- Alternative business models
- Smart products (IOT)

Innovative Solutions
- Upfront Engineering
- Partnerships for new turnkey solutions
- Retrofit for efficiencies existing brownfield sites

Margin Expansion
- Strategic location manufacturing
- International manufacturing for traditional US products
- 80/20
- Strategic sourcing

2019 Chart Industries Investor Day | 41

Why Do Customers Choose Chart? UPFRONT ENGINEERING + + BROADEST APPLIED R&D PRODUCT OFFERING TURNKEY SOLUTIONS 2019 Chart Industries Investor Day 42Why Do Customers Choose Chart? UPFRONT ENGINEERING + + BROADEST APPLIED R&D PRODUCT OFFERING TURNKEY SOLUTIONS 2019 Chart Industries Investor Day 42

Focus on Research & Development

Category	Description	Product Lines Impacted
 Enhanced Heat Transfer	Enhanced air side and tube side technologies that reduce area and equipment size resulting in reduced costs for customers	Air Cooled Heat Exchangers
 Hydrogen Gas Flow Meter	Development of a high pressure gas Flowmeter that can be used in a gaseous hydrogen dispenser	Flowmeters
 Breech Lock Heat Exchanger	Partnering with licensor to develop a next generation model with lower capex, simplified maintenance, and minimized shutdown time leading to higher reliability and lower total life-cycle cost	Heat Exchangers

2019 Chart Industries Investor Day | 43

Margin Expansion

CHART
Cooler By Design.

Community & Employees

- Environmental, Social & Governance
- Building capabilities to support other strategic pillars
- Branding

Broadest Product Offering for Industrial Gas & Energy

- Application and Customer Expansion
- Cryo-pump opportunity
- Repair & Service
- Specialty Markets


E
A
1. Market Trends
D
2. Profitable Growth
B
C

Thinking Disruptive

- Alternative business models
- Smart products (IOT)

Innovative Solutions

- Upfront Engineering
- Partnerships for new turnkey solutions
- Retrofit for efficiencies existing brownfield sites

Margin Expansion

- Strategic location manufacturing
- International manufacturing for traditional US products
- 80/20
- Strategic sourcing

2019 Chart Industries Investor Day | 44

Leveraging Our Global Operations

Cooler By Design.

Americas

D&S West
- Ball Ground, GA
- New Prague, MN
- Fremont, CA
- McCarran, NV (Repairs)
- Houston, TX (Repairs)
- Skaff – Brentwood, NH (Repairs)

E&C
- New Iberia, LA
- Tulsa, OK
- La Crosse, WI
- The Woodlands, TX
- Hudson/Cofimco – Beasley, TX
- Franklin, IN (Repairs)

Asia-Pacific

D&S East
- Changzhou, China
- Chengdu, China (CryoBio)
- VRV Asia – India
- Hyderabad Engineering
- Australia (CryoBio)

Europe

D&S East
- Ferox – Decin, CR
- GOFA –Germany
- Flow – Germany
- VCT Vogel – Germany
- Germany (CryoBio)
- VRV – Italy
- VRV/Cryo Diffusion – France

E&C
- VRV – Italy
- IMB – Italy
- Hudson/Cofimco – Italy



Corporate Headquarters Ball Ground, GA

2019 Chart Industries Investor Day | 45

CHART
Cooler By Design.

Optimizing Production Location to Improve Deliverability and Lower Cost

Path to Port: Decin to Hamburg

+600 Km, 3 stops, 6-7 days

Load onto truck → 1 km transport to river → Load onto river barge → Schedule river transport → 600 km to Hamburg, Germany → Arrive Hamburg

Complex shipping logistics from Chart Ferox facility in Decín, Czech Republic can add up to 20% to customer cost and limit our visibility to customer delivery date.

Add production to Ornago, Italy facility (VRV), resulting in lower shipping cost and better visibility to deliverability.

Path to Port: Ornago to Genoa

+200 Km, 2 stops, 2 days

Load onto truck → 200 km drive to Port → Arrive Genoa

2019 Chart Industries Investor Day | 46

CASE STUDY

AXC Integration Providing $29M Synergies

Cooler By Design.

$ in millions

Synergy Description	Synergy Target (OI)
Rooftop / Facility Consolidation	$15.0
One Chart Sales Force	5.0
Sourcing / Functional Savings	7.5
Revenue Synergies	1.5
Total Synergies	**29.0**

Tulsa / FinFan Consolidation: Cost Synergies Achieved to Date

5 into 1 facilities

4 Months To Achieve

$15M Annual savings

4 Legacy Tulsa Facilities

- Dawson Plant
- Independence Plant
- 13th Street Offices
- SmithCo Engineering

Single, Consolidated Facility


Tulsa, OK
CHART

Lean-flow layout for max efficiency

What's Next:

- China Fan consolidation
- Mexico JV outsourcing (Hudson Products Mexico)
- Hyderabad engineering expansion

2019 Chart Industries Investor Day 47

VRV India 2019 Chart Industries Investor Day 48VRV India 2019 Chart Industries Investor Day 48

Focus on India: Leveraging Cost and Proximity

CHART
Cooler By Design.

Why India?

Commitment to increase natural gas in total energy mix from 6% percent to 15% by 2030

- Reduced dependence on coal / oil
- Lowers energy costs by 25%

$140B spending on gas infrastructure over 10 years

- $17Bn on City Gas Distribution networks
- 7,000 additional LCNG fueling stations
- 50% increase in pipeline capacity
- 2x increase in LNG import / regas capacity by 2023

Proximity to Middle East and Southeast Asian markets



VRV

Chart Initiatives

Hyderabad Engineering

- Legacy AXC engineering center with 35 engineers
- Hiring additional engineers to support LNG projects in Europe and US
- Pilot projects underway for D&S West, D&S East, E&C Cryo

Chennai FinFans Manufacturing

- Existing Chennai (VRV) manufacturing with D&S focus
- Low cost, in-country access to local markets and relationships
- Establish ACHX manufacturing by Q1 2020

2019 Chart Industries Investor Day | 49

Thinking Disruptive

CHART
Cooler By Design.

Community & Employees
- Environmental, Social & Governance
- Building capabilities to support other strategic pillars
- Branding

Broadest Product Offering for Industrial Gas & Energy
- Application and Customer Expansion
- Cryo-pump opportunity
- Repair & Service
- Specialty Markets



E
A
1. Market Trends
D
2. Profitable Growth
B
C

Thinking Disruptive
- Alternative business models
- Smart products (IOT)

Innovative Solutions
- Upfront Engineering
- Partnerships for new turnkey solutions
- Retrofit for efficiencies existing brownfield sites

Margin Expansion
- Strategic location manufacturing
- International manufacturing for traditional US products
- 80/20
- Strategic sourcing

2019 Chart Industries Investor Day | 50

Worldwide Adoption of Clean!

CHART
Cooler By Design.

China
Ban on gasoline and diesel ICE by 2040

Costa Rica
Ban on fossil fuel car sales by 2021

Denmark
Ban on fossil fuel car sales by 2030

France
Ban on gasoline and diesel ICE by 2040, Paris to ban diesel by 2025, gasoline by 2030

Iceland
Plans to abolish sales of fossil fuel cars by 2050

India
30% cars to be electric by 2030

Sweden
Ban on fossil fuel car sales starting 2030

Ireland
No non-zero emission cars for sale after 2030

Israel
Ban on imported fossil fuel vehicles by 2030

United Kingdom
Ban on gasoline and diesel ICE in cars and vans by 2040

Netherlands
Ban on new gasoline and diesel cars by 2030

Slovenia
New registrations must have 50g/km CO2 from 2025, 30g/km from 2030

Spain
Ban on fossil fuel car sales starting 2040

Taiwan
Ban on new motorcycles powered by fossil fuels by 2035, cars by 2040

Japan
Planning to reduce CO2 emissions by 90% below 2010 levels by 2050 for new passenger vehicles, assumes almost 100% EV

Papua New Guinea
Plans to be carbon neutral by 2050

Philippines
70% below current emissions by 2030

Vietnam
Reduce green house gas emissions by 8% of 2010 levels by 2030



2019 Chart Industries Investor Day | 51

Global Footprint Provides Helium Opportunity

Helium Opportunity

- Global consumption of 6.3 Bcf per year, sourced from US, Qatar and Algeria (not renewable)
- Critical to industrial, medical and consumer markets
- New supply explored globally – tied to natural gas production
- Difficult to transport and store (-425 F boiling point, utilizes specialized ISO containers)

A GREAT OPPORTUNITY FOR CHART!


RasGas Helium 2 Plant, Qatar

Helium is a global opportunity requiring a global footprint


Air Liquide Helium Storage Facility, Germany

Limited helium sources and challenging logistics provide unique service / repair opportunity


Virginia Gas Project, Free State of South Africa

New helium sources in remote locations, closely linked to natural gas (LNG)

- Renergen LNG and helium plant (S. Africa)

2019 Chart Industries Investor Day | 52

Thinking Disruptive: Direct Air Carbon Capture

Direct Air Capture: Taking companies to net zero?

- Carbon capture by moving ambient air across a membrane
- Process efficiency directly correlated to amount of air moved, how efficiently it is moved (power / volume / speed)
- Captured CO_2 can be stored, used for EOR, or used in fuel manufacturing
- Key companies working on this: Carbon Engineering (OXY/CVX/BHP), Global Thermostat (XOM), Climeworks (Europe)



Direct air capture: Carbon Engineering facility

Chart can provide development, engineering and manufacturing



Superior Design & Engineering



Computational Fluid Dynamics (CFD)

- Fan expertise and engineering capabilities
  - Structural engineering to construct air contactor units
  - Computational flow dynamics to design and validate efficient airflows
- Leading flow fan technology; improve flow efficiencies by 10-15%
- Global manufacturing capabilities

2019 Chart Industries Investor Day | 53

Thinking Disruptive: Smart Products

Smart Product Strategy

- ✓ Today, Chart provides smart enabled products
  - Smart Layer (BAHX), Smart Tanks, and CryoBio
  - Enabled by Chart or 3rd party technology
- ✓ We are listening to customers, actively solving complex problems
- ✓ Leveraging intel coming from our equipment to improve and differentiate our products
- ✓ Open to opportunities to partner with software / service providers
  - Evaluating multiple opportunities and structures



2019 Chart Industries Investor Day | 54

Community & Employees

Community & Employees

- Environmental, Social & Governance
- Building capabilities to support other strategic pillars
- Branding



E
A
1. Market Trends
2. Profitable Growth
D
B
C

Broadest Product Offering for Industrial Gas & Energy

- Application and Customer Expansion
- Cryo-pump opportunity
- Repair & Service
- Specialty Markets

Innovative Solutions

- Upfront Engineering
- Partnerships for new turnkey solutions
- Retrofit for efficiencies existing brownfield sites

Margin Expansion

- Strategic location manufacturing
- International manufacturing for traditional US products
- 80/20
- Strategic sourcing

Thinking Disruptive

- Alternative business models
- Smart products (IOT)

2019 Chart Industries Investor Day | 55

Building Capabilities for the Future Organization structure Programs to build capabilities Network of teams; organizing for speed agility, • Engineering Fellows and adaptability • University Relations Culture, engagement, and brand • Emerging Leaders Holistic solution focused on all elements of the “employee experience” • Continuous Performance Feedback • Environmental, Social and Governance (ESG) Managers Capabilities to support pace of organizational change and planning for future talent needs 2019 Chart Industries Investor Day 56Building Capabilities for the Future Organization structure Programs to build capabilities Network of teams; organizing for speed agility, • Engineering Fellows and adaptability • University Relations Culture, engagement, and brand • Emerging Leaders Holistic solution focused on all elements of the “employee experience” • Continuous Performance Feedback • Environmental, Social and Governance (ESG) Managers Capabilities to support pace of organizational change and planning for future talent needs 2019 Chart Industries Investor Day 56

Being Responsible Globally Environmental Social Governance • Produce products used • Inclusive hiring practices • Separate Chairman and CEO in clean energy and • Investing in training for all • 2 out of 7 female directors emissions reductions levels of employees • 6 out of 7 directors are • Customer offering of • Safety as a priority with independent LifeCycle services to prolong zero accidents as the target • Annual director elections product life and efficiency of the program and committee reviews • Community involvement • Focus on the communities in which we manufacture 2019 Chart Industries Investor Day 57Being Responsible Globally Environmental Social Governance • Produce products used • Inclusive hiring practices • Separate Chairman and CEO in clean energy and • Investing in training for all • 2 out of 7 female directors emissions reductions levels of employees • 6 out of 7 directors are • Customer offering of • Safety as a priority with independent LifeCycle services to prolong zero accidents as the target • Annual director elections product life and efficiency of the program and committee reviews • Community involvement • Focus on the communities in which we manufacture 2019 Chart Industries Investor Day 57

CASE STUDY Lowering Cost and Carbon Footprint +30% $4M 10% 40% Lower PET Savings per 1g Energy Savings Lighter of PET reduced Nitrogen dosing in bottles lowers their carbon footprint (1) • Reduction in PET • Lower heat energy in bottle formation • Structural rigidity reduces storage area, improves distribution efficiency How Did Chart Help? • Improved rates to 2,000 bottles per min Bottle size reduced from 24g (2000) • Lower PET given 2-4 psi from Chart dosers to 7.4g • Consistent pressures lower label placement error • Initial success in U.S. results have been repeated at global facilities • Integrated doser solution with filler manufacturer PET is polyethylene terephthalate, a general-purpose polymer. 2019 Chart Industries Investor Day 58CASE STUDY Lowering Cost and Carbon Footprint +30% $4M 10% 40% Lower PET Savings per 1g Energy Savings Lighter of PET reduced Nitrogen dosing in bottles lowers their carbon footprint (1) • Reduction in PET • Lower heat energy in bottle formation • Structural rigidity reduces storage area, improves distribution efficiency How Did Chart Help? • Improved rates to 2,000 bottles per min Bottle size reduced from 24g (2000) • Lower PET given 2-4 psi from Chart dosers to 7.4g • Consistent pressures lower label placement error • Initial success in U.S. results have been repeated at global facilities • Integrated doser solution with filler manufacturer PET is polyethylene terephthalate, a general-purpose polymer. 2019 Chart Industries Investor Day 58

Profitable Growth

CHART
Cooler By Design.

Community & Employees
- Environmental, Social & Governance
- Building capabilities to support other strategic pillars
- Branding

Broadest Product Offering for Industrial Gas & Energy
- Application and Customer Expansion
- Cryo-pump opportunity
- Repair & Service
- Specialty Markets


E
A
1. Market Trends
2. Profitable Growth
D
B
C

Thinking Disruptive
- Alternative business models
- Smart products (IOT)

Innovative Solutions
- Upfront Engineering
- Partnerships for new turnkey solutions
- Retrofit for efficiencies existing brownfield sites

Margin Expansion
- Strategic location manufacturing
- International manufacturing for traditional US products
- 80/20
- Strategic sourcing

2019 Chart Industries Investor Day | 59

Strong Balance Sheet and Cash Flow ($ in millions) Capital Structure (as of 3Q 2019) Net Leverage 3.5x (Q3 ‘17) $778 Net Debt Term Loan $339 Capacity 2.9x (Q4 ‘18) Revolver $259 $420 Liquidity Converts $450 3.3x (Q2 ‘19) $150 Current 3.2x (Q3 ‘19) Target $859 Total Debt Under 2.0x Working Capital Free Cash Flow Current Target 2018 2019 2021 (1) FY 2019 est: $120 - $130 DSO 64 56 53 FY 2020 est: $180 - $210 DIO 99 82 78 DPO 51 42 44 (1) Pro forma AXC acquisition. 60 2019 Chart Industries Investor DayStrong Balance Sheet and Cash Flow ($ in millions) Capital Structure (as of 3Q 2019) Net Leverage 3.5x (Q3 ‘17) $778 Net Debt Term Loan $339 Capacity 2.9x (Q4 ‘18) Revolver $259 $420 Liquidity Converts $450 3.3x (Q2 ‘19) $150 Current 3.2x (Q3 ‘19) Target $859 Total Debt Under 2.0x Working Capital Free Cash Flow Current Target 2018 2019 2021 (1) FY 2019 est: $120 - $130 DSO 64 56 53 FY 2020 est: $180 - $210 DIO 99 82 78 DPO 51 42 44 (1) Pro forma AXC acquisition. 60 2019 Chart Industries Investor Day

Disciplined Capital Allocation Strategy

Cooler By Design.

- Deleverr
- Organic Growth
- M&A
- Direct Shareholder Return

- Leverage target under 2.0x Debt to EBITDA
- $35-40M of annual CapEx
- Capital allocation to position for growth
- Focused on long-term shareholder value creation

2019 Chart Industries Investor Day | 61

Q&A 2019 Chart Industries Investor Day 63Q&A 2019 Chart Industries Investor Day 63

Appendix 2019 Chart Industries Investor Day 64Appendix 2019 Chart Industries Investor Day 64

Financial Results by Segment

GAAP – Continuing Operations

E&C Cryogenic $M	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	YTD 2019
Sales	$28.2	$34.8	$35.6	$38.3	**$136.9**	$35.1	$47.3	$48.9	**$131.3**
Gross Margin	5.0	4.9	12.1	6.6	**28.6**	0.1	10.3	7.9	**18.3**
GM %	17.7%	14.1%	34.0%	17.2%	**20.9%**	0.3%	21.8%	16.2%	**13.9%**
SG&A	6.2	5.7	5.1	6.4	**23.4**	9.0	8.5	5.1	**22.6**
% / Sales	22.0%	16.4%	14.3%	16.7%	**17.1%**	25.6%	18.0%	10.4%	**17.2%**
Operating Income	**$(2.2)**	**$(1.3)**	**$6.4**	**$(1.1)**	**$1.8**	**$(10.7)**	**-**	**$3.6**	**$(7.1)**
% / Sales	-7.8%	-3.7%	18.0%	-2.9%	**1.3%**	-30.5%	0.0%	7.4%	**-5.4%**

E&C FinFans $M	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	YTD 2019
Sales	$61.7	$66.0	$62.5	$63.4	**$253.6**	$70.5	$72.9	$128.6	**$272.0**
Gross Margin	14.4	16.4	14.8	15.0	**60.6**	19.3	20.3	39.8	**79.4**
GM %	23.3%	24.8%	23.7%	23.7%	**23.9%**	27.4%	27.8%	30.9%	**29.2%**
SG&A	6.4	6.0	6.2	6.1	**24.7**	6.8	7.1	10.7	**24.6**
% / Sales	10.4%	9.1%	9.9%	9.6%	**9.7%**	9.6%	9.7%	8.3%	**9.0%**
Operating Income	**$5.0**	**$7.2**	**$5.7**	**$5.8**	**$23.7**	**$9.4**	**$10.2**	**$16.4**	**$36.0**
% / Sales	8.1%	10.9%	9.1%	9.1%	**9.3%**	13.3%	14.0%	12.8%	**13.2%**

D&S West $M	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	YTD 2019
Sales	$100.6	$117.6	$119.0	$118.3	**$455.5**	$122.3	$113.5	$114.9	**$350.7**
Gross Margin	36.1	38.2	44.7	37.8	**156.8**	39.4	41.7	38.1	**119.2**
GM %	35.9%	32.5%	37.6%	32.0%	**34.4%**	32.2%	36.7%	33.2%	**34.0%**
SG&A	12.7	13.4	11.6	13.3	**51.0**	13.3	12.7	12.0	**38.0**
% / Sales	12.6%	11.4%	9.7%	11.2%	**11.2%**	10.9%	11.2%	10.4%	**10.8%**
Operating Income	**$22.2**	**$23.6**	**$31.9**	**$23.5**	**$101.2**	**$25.6**	**$28.7**	**$26.0**	**$80.3**
% / Sales	22.1%	20.1%	26.8%	19.9%	**22.2%**	20.9%	25.3%	22.6%	**22.9%**

D&S East $M	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019	Q3 2019	YTD 2019
Sales	$55.1	$62.4	$56.8	$72.0	**$246.3**	$68.7	$77.7	$70.4	**$216.8**
Gross Margin	11.8	14.1	11.2	15.3	**52.4**	9.1	11.3	16.3	**36.7**
GM %	21.4%	22.6%	19.7%	21.3%	**21.3%**	13.2%	14.5%	23.2%	**16.9%**
SG&A	7.8	7.3	7.7	8.8	**31.6**	9.9	7.8	8.8	**26.5**
% / Sales	14.2%	11.7%	13.6%	12.2%	**12.8%**	14.4%	10.0%	12.5%	**12.2%**
Operating Income	**$3.6**	**$6.6**	**$3.3**	**$5.8**	**$19.3**	**$(2.3)**	**$1.9**	**$7.5**	**$7.1**
% / Sales	6.5%	10.6%	5.8%	8.1%	**7.8%**	-3.3%	2.4%	10.7%	**3.3%**

2019 Chart Industries Investor Day | 65

Financial Results by Segment Adjusted – Continuing Operations D&S West Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 Q1 2019 Q2 2019 Q3 2019 YTD 2019 $M Sales $455.5 $350.7 $100.6 $117.6 $119.0 $118.3 $122.3 $113.5 $114.9 2 Gross Margin 36. 1 42.0 44.7 38.0 160.7 39. 6 41.7 38.1 119.4 GM % 35.9% 35.7% 37.6% 32.1% 35.3% 32.4% 36.7% 33.2% 34.0% 3 SG&A 12.7 13.4 11.6 13.3 51.0 13.0 12.7 10.1 35.8% / Sales 12.6% 11.4% 9.7% 11.2% 11.2% 10.6% 11.2% 8.8% 10.2% 1 Operating Income $22.2 $27.4 $31.9 $23.7 $105.1 $26.1 $28.7 $27.9 $82.7% / Sales 22.1% 23.3% 26.8% 20.0% 21.3% 25.3% 24.3% 23.1% 23.6% D&S East Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 Q1 2019 Q2 2019 Q3 2019 YTD 2019 $M Sales $246.3 $216.8 $55.1 $62.4 $56.8 $72.0 $68.7 $77.7 $70.4 4 54. 3 47.6 Gross Margin 12. 0 14.4 11.2 16.7 14. 1 16.9 16.5 GM % 21.7% 23.0% 19.8% 23.2% 22.0% 20.5% 21.8% 23.5% 21.9% 5 SG&A 7.8 7.2 7.7 8.7 31.4 9.5 7.6 8.6 25.7% / Sales 14.1% 11.6% 13.5% 12.1% 12.7% 13.9% 9.8% 12.2% 11.9% 1 $3.8 $6.9 $3.3 $7.3 $21.4 $3.0 $7.7 $8.0 $18.7 Operating Income % / Sales 6.9% 11.1% 5.9% 10.2% 8.7% 4.4% 9.9% 11.3% 8.6% (1) Represents an adjusted, non-GAAP measure (2) Excludes $3.8M, $0.2M and $0.2M related to aluminum cryobiological tank recall reserve expense in Q2 2018, Q4 2018, and Q1 2019 respectively, and restructuring related costs. (3) Excludes $1.3M due to Commercial / Legal Settlements in Q3 2019, and restructuring related costs. (4) Excludes integration and step up costs of $0.7M, $2.6M and $0.2M in Q4 2018, Q1 2019 and Q2 2019 respectively, along with restructuring related costs. 2019 Chart Industries Investor Day 66 (5) Excludes $0.2M of integration related costs in Q3 2019, along with restructuring related costs.Financial Results by Segment Adjusted – Continuing Operations D&S West Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 Q1 2019 Q2 2019 Q3 2019 YTD 2019 $M Sales $455.5 $350.7 $100.6 $117.6 $119.0 $118.3 $122.3 $113.5 $114.9 2 Gross Margin 36. 1 42.0 44.7 38.0 160.7 39. 6 41.7 38.1 119.4 GM % 35.9% 35.7% 37.6% 32.1% 35.3% 32.4% 36.7% 33.2% 34.0% 3 SG&A 12.7 13.4 11.6 13.3 51.0 13.0 12.7 10.1 35.8% / Sales 12.6% 11.4% 9.7% 11.2% 11.2% 10.6% 11.2% 8.8% 10.2% 1 Operating Income $22.2 $27.4 $31.9 $23.7 $105.1 $26.1 $28.7 $27.9 $82.7% / Sales 22.1% 23.3% 26.8% 20.0% 21.3% 25.3% 24.3% 23.1% 23.6% D&S East Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 Q1 2019 Q2 2019 Q3 2019 YTD 2019 $M Sales $246.3 $216.8 $55.1 $62.4 $56.8 $72.0 $68.7 $77.7 $70.4 4 54. 3 47.6 Gross Margin 12. 0 14.4 11.2 16.7 14. 1 16.9 16.5 GM % 21.7% 23.0% 19.8% 23.2% 22.0% 20.5% 21.8% 23.5% 21.9% 5 SG&A 7.8 7.2 7.7 8.7 31.4 9.5 7.6 8.6 25.7% / Sales 14.1% 11.6% 13.5% 12.1% 12.7% 13.9% 9.8% 12.2% 11.9% 1 $3.8 $6.9 $3.3 $7.3 $21.4 $3.0 $7.7 $8.0 $18.7 Operating Income % / Sales 6.9% 11.1% 5.9% 10.2% 8.7% 4.4% 9.9% 11.3% 8.6% (1) Represents an adjusted, non-GAAP measure (2) Excludes $3.8M, $0.2M and $0.2M related to aluminum cryobiological tank recall reserve expense in Q2 2018, Q4 2018, and Q1 2019 respectively, and restructuring related costs. (3) Excludes $1.3M due to Commercial / Legal Settlements in Q3 2019, and restructuring related costs. (4) Excludes integration and step up costs of $0.7M, $2.6M and $0.2M in Q4 2018, Q1 2019 and Q2 2019 respectively, along with restructuring related costs. 2019 Chart Industries Investor Day 66 (5) Excludes $0.2M of integration related costs in Q3 2019, along with restructuring related costs.

Financial Results by Segment Adjusted – Continuing Operations E&C Cryogenics Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 Q1 2019 Q2 2019 Q3 2019 YTD 2019 $M Sales $28.2 $34.8 $35.6 $38.3 $136.9 $35.1 $47.3 $48.9 $131.3 2 Gross Margin 5. 1 5.0 12.2 6.8 29.0 3. 1 9.1 8.9 21 .1 GM % 18.2% 14.3% 34.2% 17.7% 21.2% 8.7% 19.2% 18.3% 16.1% 3 SG&A 6.2 5.7 5.1 6.4 23.4 8.1 8.3 5.0 21.4% / Sales 22.0% 16.4% 14.3% 16.7% 17.1% 23.1% 17.6% 10.2% 16.3% 1 $(2.1) $(1.2) $6.5 $(0.9) $2.2 $(6.8) $(1.0) $4.8 $(3.1) Operating Income % / Sales -7.4% -3.5% 18.2% -2.4% 1.6% -19.5% -2.2% 9.7% -2.4% E&C FinFans Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 Q1 2019 Q2 2019 Q3 2019 YTD 2019 $M Sales $61.7 $66.0 $62.5 $63.4 $253.6 $70.5 $72.9 $128.6 $272.0 3 60.6 81 .0 Gross Margin 14. 4 16.4 14.8 15.0 20. 3 20.3 40.4 GM % 23.3% 24.8% 23.7% 23.7% 28.8% 27.8% 31.4% 23.9% 29.8% 4 SG&A 6.3 6.0 6.2 6.1 24.6 6.7 7.1 10.0 23.8% / Sales 10.3% 9.0% 9.9% 9.6% 9.7% 9.5% 9.7% 7.8% 8.8% 1 $5.1 $7.2 $5.7 $5.8 $23.8 $10.5 $10.2 $17.7 $38.4 Operating Income % / Sales 8.2% 11.0% 9.1% 9.1% 9.4% 14.9% 14.0% 13.8% 14.1% (1) Represents an adjusted, non-GAAP measure (2) Excludes $0.5M and $0.2M of integration and step up costs in Q1 & Q2 2019 respectively, $1.0M due to Commercial / Legal Settlements in Q3 2019, and restructuring related costs. (3) Excludes restructuring related costs. 2019 Chart Industries Investor Day 67 (4) Excludes $0.1M of restructuring related costs in Q1 2019 and $0.7M of integration related costs in Q3 2019.Financial Results by Segment Adjusted – Continuing Operations E&C Cryogenics Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 Q1 2019 Q2 2019 Q3 2019 YTD 2019 $M Sales $28.2 $34.8 $35.6 $38.3 $136.9 $35.1 $47.3 $48.9 $131.3 2 Gross Margin 5. 1 5.0 12.2 6.8 29.0 3. 1 9.1 8.9 21 ..1 GM % 18.2% 14.3% 34.2% 17.7% 21.2% 8.7% 19.2% 18.3% 16.1% 3 SG&A 6.2 5.7 5.1 6.4 23.4 8.1 8.3 5.0 21.4% / Sales 22.0% 16.4% 14.3% 16.7% 17.1% 23.1% 17.6% 10.2% 16.3% 1 $(2.1) $(1.2) $6.5 $(0.9) $2.2 $(6.8) $(1.0) $4.8 $(3.1) Operating Income % / Sales -7.4% -3.5% 18.2% -2.4% 1.6% -19.5% -2.2% 9.7% -2.4% E&C FinFans Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 Q1 2019 Q2 2019 Q3 2019 YTD 2019 $M Sales $61.7 $66.0 $62.5 $63.4 $253.6 $70.5 $72.9 $128.6 $272.0 3 60.6 81 .0 Gross Margin 14. 4 16.4 14.8 15.0 20. 3 20.3 40.4 GM % 23.3% 24.8% 23.7% 23.7% 28.8% 27.8% 31.4% 23.9% 29.8% 4 SG&A 6.3 6.0 6.2 6.1 24.6 6.7 7.1 10.0 23.8% / Sales 10.3% 9.0% 9.9% 9.6% 9.7% 9.5% 9.7% 7.8% 8.8% 1 $5.1 $7.2 $5.7 $5.8 $23.8 $10.5 $10.2 $17.7 $38.4 Operating Income % / Sales 8.2% 11.0% 9.1% 9.1% 9.4% 14.9% 14.0% 13.8% 14.1% (1) Represents an adjusted, non-GAAP measure (2) Excludes $0.5M and $0.2M of integration and step up costs in Q1 & Q2 2019 respectively, $1.0M due to Commercial / Legal Settlements in Q3 2019, and restructuring related costs. (3) Excludes restructuring related costs. 2019 Chart Industries Investor Day 67 (4) Excludes $0.1M of restructuring related costs in Q1 2019 and $0.7M of integration related costs in Q3 2019.